UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 29, 2012

TAL INTERNATIONAL GROUP, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	333-126317	20-1796526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Manhattanville Road

Purchase, New York 10577-2135

(Address of Principal Executive Offices, including Zip Code)

Telephone: (914) 251-9000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 29, 2012, TAL International Group, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with the several selling stockholders specified therein (the “Selling Stockholders”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Underwriter”), with respect to the offer and sale of an aggregate of 3,000,000 shares (the “Firm Shares”) of the common stock, par value $0.001 per share (the “Common Stock”) of the Company to the Underwriters in connection with an underwritten public offering (the “Offering”). All of the Firm Shares are to be sold by the Selling Stockholders.  Pursuant to the Underwriting Agreement, the Selling Stockholders granted the Underwriters a 30-day option to purchase up to an additional 450,000 shares of Common Stock (the “Option Shares” and together with the Firm Shares, the “Shares”).  The sale of the Firm Shares by the Selling Stockholders to the Underwriter was completed on March 5, 2012.  The Company will not receive any proceeds from the sale of Firm Shares or any Option Shares by the Selling Stockholders.  The Underwriting Agreement is attached to this Current Report on Form 8-K as Exhibit 1.1 and is incorporated into this Item 8.01 by reference.

The Offering described in this Current Report on Form 8-K is more fully described in the Company’s prospectus supplement filed with the Securities and Exchange Commission (the “Commission”) on March 2, 2012, to the accompanying base prospectus dated February 28, 2012, constituting a part of the Company’s Registration Statement on Form S-3 (File No. 333-179771) (the “Registration Statement”). The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 1.1.

This Current Report on Form 8-K is being filed for the purpose of filing the attached documents in connection with the issuance of the Shares as exhibits to the Registration Statement and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01.          Financial Statements and Exhibits.

(d)   Exhibits

1.1  Underwriting Agreement, dated February 29, 2012, by and among TAL International Group, Inc., the several selling stockholders specified therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

5.1  Opinion of Mayer Brown LLP, regarding the validity of the Shares, dated March 5, 2012.

23.1        Consent of Mayer Brown LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAL International Group, Inc.

Dated: March 5, 2012	By:	/s/ John Burns
		Name:	John Burns
		Title:	Senior Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT	DESCRIPTION
1.1

Underwriting Agreement, dated February 29, 2012, by and among TAL International Group, Inc., the several selling stockholders specified therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters specified therein.

5.1	Opinion of Mayer Brown LLP, regarding the validity of the Shares, dated March 5, 2012.
23.1	Consent of Mayer Brown LLP (included in Exhibit 5.1).